SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 16, 2003
                                                          -------------


                        CollaGenex Pharmaceuticals, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         0-28308               52-1758016
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(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
      of Incorporation)                                  Identification No.)


41 University Drive, Newtown, Pennsylvania                           18940
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (215) 579-7388
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.

On July, 16, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing it had filed and served a preliminary injunction in the District Court for the Eastern District of New York in connection with its patent infringement litigation against United Research Laboratories/Mutual Pharmaceutical Company ("Mutual"). The Company previously announced that it had served a complaint in the same court seeking to prevent Mutual from introducing a 20mg tablet of doxycycline hyclate into the market in the United States.

The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

       Exhibit No.     Description
       -----------     ------------
          99.1         Press release of CollaGenex Pharmaceuticals, Inc., dated
                       July 16, 2003.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        COLLAGENEX PHARMACEUTICALS, INC.



                           By:/s/ Nancy C. Broadbent
                              --------------------------------------------
                               Nancy C. Broadbent
                               Chief Financial Officer
                               (Principal Financial Officer)


Date:  July 16, 2003